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                                                                   EXHIBIT 10.74


                               AMENDMENT OF LEASE

THIS AMENDMENT OF LEASE (this "Amendment"), made and effective as of the 31st day of January, 1998, by and between Lincoln Metrocenter Partners, L.P., a New York limited partnership ("Landlord") and Reebok-Sports Club/NY Ltd. a New York limited partnership ("Tenant").

                                   WITNESSETH:

      WHEREAS, by Agreement of Lease, dated as of June 3, 1992 (the "Original Lease"), as amended by various amendments of Original Lease, as so amended, being hereinafter referred to as the "Lease"), Landlord, and R-SC/NY, Ltd., predecessor-in-interest to Tenant have previously entered into a lease of the demised premises, as same are more particularly identified in the Lease;

      WHEREAS, Landlord and Tenant desire to modify and amend the Lease to provide, inter alia, for the increase of base rent thereof and in certain other respects as set forth herein.

      NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and of the sum of Ten Dollars ($10.00) paid by Tenant to Landlord, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their legal representatives, successors and assigns, hereby agree as follows:

1. Definitions. All capitalized terms used herein shall have the meanings ascribed to them in the Lease, unless otherwise defined herein.

2. Minimum Annual Rent. Article 58 (A) of the Lease is amended to provide that as of the effective date hereof through and including the Expiration Date, the Minimum Annual Rent payable with respect to the demised premises shall be increased to the sum of TWO MILLION TWENTY-EIGHT THOUSAND FIVE HUNDRED NINETY-ONE and 00/100 ($2,028,591.00) Dollars per annum, payable by Tenant to Landlord in equal monthly installments of ONE HUNDRED SIXTY-NINE THOUSAND FORTY-NINE and 23/100 ($169,049.23) Dollars.

3. Notice: Article 74(C)(x) of the Lease shall be deleted in its entirety and replaced with the following:

      (x)   to the Landlord as follows:

            Lincoln Metrocenter Partners L.P.
            c/o Millennium Partners
            1995 Broadway, 3rd Floor
            New York, New York 10023
            Attention: Christopher M. Jeffries

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            Fax: (212) 595-1831

            with a copy of Notices of default, termination or cancellation to:

            Battle Fowler LLP
            75 East 55th Street
            New York, New York 10022
            Attention: Eric R. Landan, Esq.
            Fax: (212) 856-7805

4. Full Force and Effect of Lease. Except as modified by this Amendment, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed. From and after the date hereof, all references to the Lease shall mean the Lease as amended hereby.

5. Entire Agreement. The Lease as amended by this Amendment constitutes the entire understanding between the parties hereto with respect to the matters contained herein, and may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

6. Miscellaneous. This Amendment shall be governed in all respects by the laws of the State of New York.


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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment of
Lease as of the date first above written.

                                       LANDLORD:

                                       LINCOLN METROCENTER PARTNERS L.P.

                                       By:   Metrocenter Associates LP,
                                             its general partner

                                             By:   W.S. Triangle, Inc,
                                                   its general partner

                                             By:   /s/ Brian J. Collins
                                                   -----------------------------
                                                   Name:  Brian J. Collins
                                                   Title: Vice President


                                       TENANT:

                                       REEBOK-SPORTS CLUB.NY, LTD.

                                       By:   /s/ Sports Club Co. G.P.
                                             -----------------------------------

                                             By:  /s/ John Gibbons
                                                  ------------------------------
                                                  Name:  John Gibbons
                                                  Title: President